UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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YONGYE INTERNATIONAL, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Yongye International, Inc.

6th Floor, Suite 608, Xue Yuan International Tower,
No.1 Zhichun Road, Haidian District, Beijing, PRC

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on June 11, 2010

TO THE STOCKHOLDERS OF YONGE INTERNATIONAL, INC.:

The Annual Meeting of the stockholders of Yongye International, Inc., a Nevada corporation (“Company”), will be held on June 11, 2010, at 9:00 a.m. (China time), at the offices of the Company, located at High Tech Economic Development Zone, Hohhot City, Inner Mongolia, the People’s Republic of China, for the following purposes:

1.	To elect seven (7) directors;

2.	To ratify appointment of KPMG, as Company’s independent accountants, for the fiscal year ending December 31, 2010;

3.	To adopt the Yongye International, Inc. 2010 Omnibus Securities and Incentive Plan (the “Plan”); and

4.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment thereof.

A proxy statement, providing information, and a form of proxy to vote, with respect to the foregoing matters accompany this notice.

By Order of the Board of Directors,

/s/ Zishen Wu
Zishen Wu
Chief Executive Officer

Dated: April 28, 2010

IMPORTANT

Whether you expect to attend the Annual Meeting, please complete, date, and sign the accompanying proxy, and return it promptly in the enclosed return envelope or follow the instructions contained in the Notice of Availability of Proxy Materials to vote on the Internet or by telephone. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or nevertheless vote in person at the Annual Meeting.

PLEASE NOTE:  If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors, unless you direct the nominee holder how to vote, by marking your proxy card.

Yongye International, Inc.

6th Floor, Suite 608, Xue Yuan International Tower,
No.1 Zhichun Road, Haidian District, Beijing, PRC

PROXY STATEMENT
for
Annual Meeting of Stockholders
to be held on June 11, 2010

PROXY SOLICITATION

Company is soliciting proxies on behalf of the Board of Directors in connection with the annual meeting of stockholders on June 11, 2010 and at any adjournment thereof.  Company will bear the entire cost of preparing, assembling, printing and mailing this Proxy Statement, the accompanying proxy, and any additional material that may be furnished to stockholders.  Broadridge Financial Solutions, Inc. has been engaged to solicit proxies and distribute materials to brokers, banks, custodians, and other nominee holders for forwarding to beneficial owners of Company stock, and Company will pay Broadridge Financial Solutions, Inc. approximately $24,400 for these services and reimburse certain of its expenses; in addition, Company will reimburse nominee holders their forwarding costs.  Proxies also may be solicited through the mails or direct communication with certain stockholders or their representatives by Company officers, directors, or employees, who will receive no additional compensation therefor.

On or about April 30, 2010, the Company shall mail to all stockholders of record, as of the Record Date, a Notice of Availability of Proxy Materials (the “Notice”). Please carefully review the Notice for information on how to access the Notice of Annual Meeting, Proxy Statement, proxy card and Annual Report on www.proxyvote.com, in addition to instructions on how you may request to receive a paper or email copy of these documents. There is no charge to you for requesting a paper copy of these documents.

GENERAL INFORMATION ABOUT VOTING

Record Date, Outstanding Shares, and Voting Rights

As of April 20, 2010, the record date for the meeting, Company had outstanding 44,532,241 shares of Common Stock, being the class of stock entitled to vote at the meeting. Each share of Common Stock entitles its holder to one vote.

Procedures for Voting or Revoking Proxies

You may vote your proxy by completing, dating, signing, and mailing the accompanying form of proxy in the return envelope provided.  The persons authorized by any of those means to vote your shares will vote them as you specify or, in absence of your specification, as stated on the form of proxy.  In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of our proxy materials to each stockholder of record, we may now furnish proxy materials to our stockholders on the Internet. If you received a Notice by mail, you will not receive a printed copy of the proxy materials. Instead, the Notice will instruct you as to how you may access and review all of the important information contained in the proxy materials. The Notice also instructs you as to how you may submit your proxy on the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, including a proxy card, you should follow the instructions for requesting such materials included in the Notice.

You may revoke any proxy by notifying Company in writing at the above address, ATTN: Secretary, or by voting a subsequent proxy or in person at the meeting.

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Attending the Meeting

You may obtain directions to the meeting at www.yongyeintl.com or by writing to Company at the above address, ATTN:  Secretary.  If you attend the meeting, you may vote there in person, regardless whether you have voted by any of the other means mentioned in the preceding paragraph.

Required Votes

Directors are elected by a plurality of votes cast.  A majority of votes cast is required to approve each other matter to be considered at the meeting.  Abstentions and broker non-votes have no effect on the proposals being voted upon.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of Common Stock, as of the record date of the meeting, by each of Company’s directors and executive officers; all executive officers and directors as a group, and each person known to Company to own beneficially more than 5% of Company’s Common Stock. Except as otherwise noted, the persons identified have sole voting and investment powers with respect to their shares.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Common Stock
Full Alliance International Limited (1)	7,657,704	17.2%
Knight Bridge Group Limited (2)	2,861,189	6.4%
Ardsley Partners Fund II, LP (3)	1,527,225	3.4%
Ardsley Offshore Fund, Ltd. (3)	287,728	0.6%
Ardsley Partners Institutional Fund, LP (3)	1,136,785	2.6%
Special Situations Private Equity Fund, L.P. (4)	1,419,424	3.2%
Special Situations Cayman Fund, L.P. (4)	2,042,386	4.6%
Special Situations Fund III QP, LP (4)	974,026	2.2%
Zishen Wu (5)	—	—
Taoran Sun (5)	—	—
Qiang Zhao (5)	—	—
Sam (Yue) Yu (5)	—	—
Larry Gilmore (5)	—	—
Rijun Zhang (5)	—	—
Xiaochuan Guo (5)	—	—
Xindan Li (5)	—	—
Sean Shao (5)	—	—
All Directors and Executive Officers, as a group	—	—

(1)
The business address of Full Alliance International Limited is OMC Chambers, P.O. Box 3152, Road Town, Tortola, British Virgin Islands. Full Alliance is wholly owned by Ms. Xingmei Zhong and such shares may be deemed to be beneficially owned by Ms. Zhong.

(2)
 As reported on the Schedule 13D/A filed with the Securities and Exchange Commission (“SEC”) on April 20, 2010, the business address of Knight Bridge Group Limited is 18/F., Tung Sun Commercial Centre, 194-200 Lockhart Road, Wanchai, Hong Kong.  Knight Bridge Group Limited is controlled by Ms. Wei Tong, who may be deemed to beneficially own such shares.

(3)
As reported on Amendment No. 2 to Schedule 13G/A filed with the SEC on February 16, 2009 (the “Schedule 13G/A”), these are all affiliated entities with a business address c/o Ardsley Partners, 262 Harbor Drive, 4th Floor, Stamford, CT 06902; Ardsley Advisory Partners (“Ardsley”), the Investment Manager of Ardsley Offshore Fund, Ltd. (“Ardsley Offshore”) and the Investment Advisor of one or more managed accounts, has the power to vote and direct the disposition of the proceeds from the sale of the shares of common stock owned by Ardsley Offshore, and the managed accounts, and accordingly may be deemed the direct “beneficial owner” of such shares of common stock; Ardsley, the Investment Adviser of Ardsley Partners Fund II, LP (“AP II”) and Ardsley Institutional Fund, LP (“Ardsley Institutional”), shares the power to vote and direct the disposition of the proceeds from the sale of the shares of common stock owned by AP II and Ardsley Institutional and, accordingly, may be deemed the direct “beneficial owner” of such shares of common stock; Ardsley Partners I (“Ardsley Partners”), the General Partner of AP II and Ardsley Institutional, shares the power to vote and direct the disposition of the shares of common stock owned by AP II and Ardsley Institutional, and accordingly, may be deemed the direct “beneficial owner” of such shares of common stock; Mr. Hempleman is the Managing Partner of Ardsley and Ardsley Partners and in that capacity directs their operations and therefore may be deemed to be the indirect “beneficial owner” of the shares of common stock owned by Ardsley Offshore, AP II, Ardsley Institutional and the managed accounts; Mr. Hempleman disclaims beneficial ownership of all of the shares of common stock reported in the Schedule 13G/A.

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(4)
Consists of (i) 1,419,424 shares of our common stock owned by Special Situations Private Equity Fund, L.P. (“SSPS”), (ii) 2,042,386 shares of our common stock owned by Special Situations Cayman Fund, L.P. (“Cayman”), and (iii) 974,026 shares of our common stock owned by Special Situations Fund III, QP, L.P. (“QP”).  As reported on Amendment No. 1 to Schedule 13G/A filed with the SEC on February 12, 2010 (the “Schedule 13G/A”), MGP Advisors Limited (“MGP”) is the general partner of QP.  AWM Investment Company, Inc. (“AWM”) is the general partner of MGP, the general partner of and investment adviser to Cayman and the investment adviser to QP and SSPS.  Austin W. Marxe (“Marxe”) and David M. Greenhouse (“Greenhouse”) are the principal owners of MGP and AWM.  Through their control of MGP and AWM, Marxe and Greenhouse share voting and investment control over the portfolio securities of each of SSPS, Cayman and QP.  The address of each of SSPS, Cayman and QP is 527 Madison Avenue, Suite 2600, New York, NY 10022.

(5)	Address of referenced person is c/o Yongye International, Inc., 6th Floor, Suite 608, Xue Yuan International Tower, No. 1 Zhichun Road, Haidian District, Beijing, PRC.

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PROPOSAL 1

ELECTION OF DIRECTORS

Nominees of the Board of Directors

The Board of Directors has nominated the persons identified below for election as directors, to serve until the next annual meeting and their successors have been elected and qualified  If any nominee becomes unavailable for election, which is not expected, the persons named in the accompanying proxy intend to vote for any substitute whom the Board nominates.

Name	Age	Other positions with Company; other directorships held in last five years	Has served as Company director since
Zishen Wu	42	Chief Executive Officer, President and Chairman	2008
Taoran Sun	41	Vice Chairman	2008
Qiang Zhao	45	VP Sales and Marketing and Director	2008
Xiaochuan Guo	44	Independent Non-Executive Director	2008
Sean Shao	53	Independent Non-Executive Director	2009
Xindan Li	43	Independent Non-Executive Director	2009
Rijun Zhang	47	Independent Non-Executive Director	2009

The business experience during at least the last five years of each of these individuals is as follows:

Mr. Zishen Wu, Chief Executive Officer, President and Chairman

Mr. Wu is CEO and Chairman of the Board of Directors of Yongye Nongfeng and Yongye International, Inc.. Mr. Wu began his career as official at the State Planning Department in Inner Mongolia from 1984 to 1988. From 1989 to 2000, Mr. Wu had been appointed in various managerial positions from Director to Chairman of several State Owned Conglomerates in textile, diary and agriculture industries. In 2003 Mr. Wu founded Yongye Biotechnology Company to research and produce plant and animal nutrient products. Mr. Wu currently is the Deputy Chairman for the Inner Mongolia Chamber of Commerce and a member of Executive Committee for Industry and Commerce Association in Inner Mongolia.

Mr. Taoran Sun, Vice Chairman

Mr. Sun joined Yongye Biotechnology International as the Vice Chairman in 2008. Mr. Sun has over 16 years experience with leading media and marketing companies in China. In 1996, Mr. Sun founded Blue-Focus PR Consulting and continues to serve as a director today.  In 2005, Mr. Sun founded and served as Chairman of Beijing Lakala Electronic Payment Limited.

Mr Qiang Zhao, VP Sales and Marketing and Director

Mr. Zhao is a well known marketing professional and recently published his book entitled, “Learn Marketing from Chairman Mao.” Prior to joining the Company as the VP Sales and Marketing and Director in April 2008, Mr. Zhao had over 16 years of marketing experiences where he worked for famous consumer product companies as Head of Marketing. Mr. Zhao was Senior VP of Marketing for Guangdong Galanz Group, a famous household appliance company. Prior to Galanz Group Mr. Zhao was President of Gracewell, a well known undergarment brand in China, and Senior VP of Marketing at Meijin, a famous PDA manufacture.

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Dr. Xiaochuan Guo, Independent Director, Chairman of Nominating and Corporate Governance Committee

Professor Guo Xiaochuan joined the Company as an Independent Director. Professor Guo received his B.S., M.S. and PhD in management science in Fudan University. He is currently the Dean of the College of Economic & Management and Director of MBA Center of Inner Mongolia University. Professor Guo worked as lecturer for Inner Mongolia University from 1988 to 1992. Professor Guo was the founder of the MBA program at Inner Mongolia University. Professor Guo serves as an Independent Director of Inner Mongolia PingZhuang Energy Resource Co., Ltd. He has served as a director and Independent Directors in several enterprises, such as Inner Mongolia Shunxin Ningcheng Laojiao Co., Ltd., Inner Mongolia Rising Group, Rising Securities and Baotou Aluminum (Group) Co., Ltd., and Yili Industrial Group Co., Ltd.

Mr. Sean Shao, Independent Director, Chairman of Audit Committee

Sean Shao joined the Company as an Independent Director in April 2009.  Sean Shao currently serves as an independent director for China Recycling Energy Corporation as the Chairman of  the Audit Committee, an energy recycling system design company listed on the NASDAQ, since November 2009; Agria Corporation as the Chairman of the Compensation Committee, a Chinese agricultural company listed on the NYSE, since November 2008; China Nuokang Bio-Pharmaceutical, Inc. as the Chairman of the Audit Committee, a biopharmaceutical company listed on the NASDAQ, since September 2008 and; China Biologic Products, Inc. as the Chairman of the Audit Committee, a plasma-based biopharmaceutical company listed on the NASDAQ, since July 2008.  In addition, Mr. Shao served as Chairman of the Audit Committee of China Public Security Technology, Inc. from April 2008 to October 2009, Mr. Shao had served as the Chief Financial Officer of Trina Solar Limited from August 2006 to June 2008, where he assisted Trina Solar Limited in listing on the NYSE in December 2006, Mr. Shao was the chief financial officer of ChinaEdu Corporation, a Chinese educational service provider, from September 2005 to August 2006. Mr. Shao was the chief financial officer of Watchdata Technologies Ltd., a Chinese security software company, from August 2004 to September 2005.  He was previously with Deloitte Touche Tohmatsu Beijing from October 1998 to July 2004 and Deloitte & Touche Toronto from December 1994 to November 1997.  Mr. Shao is a member of the American Institute of Certified Public Accountants.

Dr. Xindan Li, Independent Director, Chairman of Compensation Committee

Professor Li Xindan has served as the Dean of the Graduate School of Management Science and Engineering at Nanjing University since January 2001 and has over 20 years of teaching, research and administrative experiences.  He has authored numerous books and papers, received numerous titles and honors, and undertaken research projects which addressed a wide range of business topics including investor behavior.  He is a member of the Corporate Governance Index of the Shanghai Stock Exchange, and an independent director for Hiteker Co., Ltd., Union Securities Co. and Nanjing Agriculture Commercial Bank.

Dr. Rijun Zhang, Independent Director

Dr. Zhang Rijun is a professor in animal nutrition and feed biotechnology at the Laboratory of Feed Biotechnology, State Key Lab of Animal Nutrition, College of Animal Science and Technology at China Agricultural University Beiing.  He is a doctoral supervisor, and currently responsible for a number of research projects which address feed additives and animal nutrition issues.  His work has led to numerous patents, 90 papers in Chinese and English, awards and honors.

There are no family relationships between the directors and executive officers.

The Board of Directors has determined that Guo Xiaochuan, Sean Shao, Li Xindan and Zhang Rijun are independent under Rule 5605(a)(2) of the NASDAQ Listing Rules.

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Board Operations

One person holds the positions of principal executive officer and chairman of the Board of Company.  The board has not designated a lead director.  Given the limited number of directors comprising the board, the independent directors call and plan their executive sessions collaboratively and, between board meetings, communicate with management and one another directly.  In the circumstances, the directors believe that formalizing in a lead director functions in which they all participate might detract from rather than enhance performance of their responsibilities as directors.

The Board of Directors receives regular reports from the Chief Executive Officer and members of senior management on operational, financial, legal and regulatory issues and risks. The Audit Committee of the Board additionally is charged under its Charter with oversight of financial risk, including the Company’s internal controls, and it receives regular reports from management, the Company’s internal auditors and the Company’s independent auditors. When-ever a Committee of the Board receives a report involving risk identification, risk management or risk mitigation, the Chairman of the Committee reports on that discussion, as appropriate, to the full Board during the next Board meeting.

The Board of Directors held 2 meetings during 2009.  During 2009, no director attended fewer than 75% of the meetings of the Board of Directors and Board committees of which the director was a member.

It is the policy of the Board of Directors that all directors should attend the annual meetings in person or by teleconference.  Last year seven directors attended.

The Board has adopted a code of ethics applicable to Company’s directors, officers, and employees.  The code of ethics is available at Company’s website, www.yongyeintl.com.

Board Committees

The Board of Directors has standing audit, compensation, and nominating committees, comprised solely of independent directors.  Each committee has a charter, which is available at Company’s website, www.yongyeintl.com.

Audit Committee

The Audit Committee, which is established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, engages Company’s independent accountants, reviewing their independence and performance; reviews Company’s financial disclosure, financial statements, and accounting principles, policies, and practices, scope and results of the annual audit, and internal audit and risk management processes and effectiveness of Company’s internal control over financial reporting; reviews related party transactions; and maintains procedures for receipt and handling of reports regarding accounting or financial irregularities.  The Audit Committee held 4 meetings during 2009.

The members of the Audit Committee are Sean Shao, Chair, Guo Xiaochuan and Li Xindan. The Board has determined that Sean Shao is an audit committee financial expert, as defined in SEC rules.

Audit Committee Report

With respect to the audit of Company’s financial statements for the year ended December 31, 2009, the Audit Committee

•	has reviewed and discussed the audited financial statements with management;

•
has discussed with Company’s independent accountants the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

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•
has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the company’s annual report on Form 10-K for the year ended December 31, 2009.

Sean Shao, Chair
Guo Xiaochuan
Li Xindan

Compensation Committee

The Compensation Committee makes recommendations to the Board of Directors concerning salaries and incentive compensation for the Company’s executive officers and administers the Company’s equity incentive plans.  The Compensation Committee held 2 meetings during 2009.

The members of the Compensation Committee are Li Xindan, Chair, Guo Xiaochuan, and Sean Shao.

Li Xindan, Chair
Guo Xiaochuan
Sean Shao

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee assists the Board of Directors in identifying and recommending qualified individuals to the Board as its nominees for election as directors, in determining the composition of the Board, and in assessing the performance of the Board as a whole and its individual members.  The Nominating and Corporate Governance Committee held 2 meetings during 2009.

The members of the Nominating and Corporate Governance Committee are Guo Xiaochuan, Chair, Sean Shao, and Li Xindan.

Stockholders wishing to propose a director candidate must send the recommendation to Company by the month and day that is the same month and day that was 120 days before the date of release of proxy materials for the annual meeting immediately preceding the annual meeting at which the candidate is proposed to be elected, c/o Secretary, Yongye International, Inc., accompanied by:

•	Evidence that the writer is a stockholder, sufficient for purposes of SEC Rule 14a-8;

•	The name and contact information of the candidate; and

•	A statement signed by the candidate that the candidate is willing to be considered for nomination by the committee and willing to serve as a director, if nominated and elected.

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Company’s Secretary will send its standard director questionnaire to the candidate, and, if returned, fully and accurately completed, by the month and day that is the same month and day that was 100 days before the date of release of proxy materials for the annual meeting immediately preceding the annual meeting at which the candidate is proposed to be elected, the Secretary will forward the recommendation, accompanying documents, and the questionnaire to the Nominating and Corporate Governance Committee for consideration.  Company may also require any proposed nominee to furnish such other information as Company or the Nominating Committee and Corporate Governance may reasonably require to determine the eligibility of the nominee to serve as a director.

The Nominating and Corporate Governance Committee also considers, as director nominees, persons recommended by current directors, executive officers, and others, which are evaluated in the same manner as persons proposed by stockholders, except that the Nominating and Corporate Governance Committee may consider, as one of the factors in its evaluation of stockholder recommended candidates, the amount and duration of the stock holding of the recommending stockholder or stockholder group.

The Committee applies the following criteria in considering director candidates:

•
Independence. Whether non-management candidates may be considered “independent” under applicable stock market rules; under securities and tax laws; or for any other purpose. The Committee also considers whether a candidate might be subject to any conflict of interest.

•
Corporate Governance. Whether the candidate recognizes the role of directors in representing the interests of stockholders, generally, and not of any particular stockholder or group of stockholders; whether the director demonstrates familiarity and intention to fulfill the fiduciary duties of directors and appears open and candid; whether the director understands the differences in functions of the Board of Directors and management.

•	Judgment and Knowledge. Whether the candidate demonstrates sound business judgment and ability to assess Company’s strategy and business plans, evaluate management, and decide other board-level issues

•
Communication Skills. The candidate’s communications skills; willingness to voice his own views; ability to listen to views of others dispassionately; and ability to express and bring to bear his expertise regarding Company matters.

•
Professional Status. The candidate’s record as a business manager and reputation for integrity; whether the candidate has the respect of his business and community peers; whether the candidate’s Board membership would enhance Company’s reputation.

•	Diversity. The Board wishes to establish a complement of directors with substantial skill and experience in the following areas:
•	industry-specific knowledge, experience;
•	accounting and finance;
•	capital markets;
•	corporate governance;
•	executive compensation;
•	international business;
•	operations management;
•	marketing, advertising, or promotion; and
•
risk management. The Board implements this policy by seeking to fill any Board vacancy with a director having skill or experience in one of the areas that the Board wishes to strengthen and assesses the effectiveness of the policy in light of the results of Company’s operations.

In addition, the Nominating and Corporate Governance Committee considers any other factors it deems appropriate.  “Diversity,” as such, is not a criterion that the Committee considers.

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Stockholder Communications

Stockholders can mail communications to the Board of Directors, c/o Secretary, Yongye International, Inc. , 6th Floor, Suite 608, Xue Yuan International Tower, No. 1 Zhichun Road, Haidian District, Beijing, PRC, who will forward the correspondence to each addressee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Company’s directors and executive officers and any beneficial owner of more than 10% of any class of Company equity security to file reports of ownership and changes in ownership with the Securities and Exchange Commission and furnish copies of the reports to Company.  Based solely on the Company’s review of copies of such forms and written representations by Company’s executive officers and directors received by it, Company believes that during 2009, all such reports were filed timely.

Executive Officers

Set forth below is a list of our executive officers who do not also serve as a director:

Name	Age	Position
Sam (Yue) Yu	34	Chief Financial Officer
Larry Gilmore	47	VP Corporate Strategy

Sam Yu, Chief Financial Officer

Mr. Sam (Yue) Yu joined the Company as Chief Financial Officer on March 25, 2009.  Before joining the Company, Mr. Yu provided capital market consulting services for Chinese companies listed on NASDAQ.  Prior to this,  Mr. Yu had served as Chief Operating Officer of Lionax International Investment Holding Ltd., a Chinese company listed on NYSE Euronext, from 2007 to 2008.  Mr. Yu also previously held positions with Underwriters Laboratories Inc. both in Asia and its Chicago headquarters from 2002 to 2007.

Larry Gilmore, VP Corporate Strategy

Prior to joining the Company in April 2008, Mr. Gilmore was SVP of operations for Asia Standard Energy from 2005 to 2007.  Mr. Gilmore served as Managing Director of GC Global from 2001 to 2004 and assisted large organizations in major scale change initiatives.  Prior to this he was the Manager of Human Resources at Alcatel and Senior Consultant at Deloitte and Touche.

Executive Compensation

Summary Compensation Table

The following table sets forth information regarding compensation of the named executive officers for each of the two fiscal years in the period ended December 31, 2009.

FISCAL 2009 COMPENSATION TABLE
Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

Zishen Wu	2009	211,902	–						211,902

(Principal Executive Officer)	2008	171,233	17,123	–	–	–	–	–	188,356

Sam Yu	2009	124,173							124,173

(Principal Financial Officer)	2008	–	–	–	–	–	–	–	–

Zhao Qiang	2009	138,773	–						138,773

(VP Sales and Marketing)	2008	114,155	11,416	–	–	–	–		125,571

Narrative Discussion
We have entered into an employment agreement with each of Wu Zishen and Zhao Qiang. We entered into an employment contract on April 17, 2008 with Mr. Wu Zishen to employ him as its Chairman and CEO. Mr. Wu is entitled to an annual gross salary in an amount of $225,439 including all allowances, social insurance such as pension, unemployment, medical insurance and other social insurance coverage in accordance with relevant PRC laws and regulations, and housing fund. This also includes a stipend of $50,000 annually for board activities. He may also pay premiums for social security insurance schemes such as pension, unemployment, medical insurance and other social insurance coverage in accordance with relevant PRC laws and regulations. Yongye Nongfeng Biotechnology Co., Ltd, a PRC cooperative joint venture (the “CJV”) has a right to adjust the salary and welfare benefits of Mr. Wu appropriately based on his capability, experience, attitude, performance, achievement, working-age and position as well as its salary and position adjustment policies and business conditions experienced. Either party to the agreement has a right to terminate the agreement, subject to the terms and conditions therein.

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We entered into an employment contract on April 17, 2008 with Mr. Zhao Qiang to employ him as its VP Sales & Marketing. Mr. Zhao is entitled to an annual gross salary in an amount of $152,339 including all allowances, social insurance such as pension, unemployment, medical insurance and other social insurance coverage in accordance with relevant PRC laws and regulations, and housing fund. This also includes a stipend of $50,000 annually for board activities. He also pays premiums for social security insurance schemes such as pension, unemployment, medical insurance and other social insurance coverage in accordance with relevant PRC laws and regulations. The CJV has a right to adjust the salary and welfare benefits of Mr. Zhao appropriately based on his capability, experience, attitude, performance, achievement, working-age and position as well as its salary and position adjustment policies and business conditions experienced. Either party to the agreement has a right to terminate the agreement, subject to the terms and conditions therein.

We entered into an employment contract on March 20, 2009 with Mr. Sam Yu to employ him as its Chief Financial Officer. Mr. Yu is entitled to an annual gross salary in an amount of $145,000 including all allowances, social insurance such as pension, unemployment, medical insurance and other social insurance coverage in accordance with relevant PRC laws and regulations, and housing fund. He also pays premiums for social security insurance schemes such as pension, unemployment, medical insurance and other social insurance coverage in accordance with relevant PRC laws and regulations. We have a right to adjust the salary and welfare benefits of Mr. Yu appropriately based on his capability, experience, attitude, performance, achievement, working-age and position as well as its salary and position adjustment policies and business conditions experienced. Either party to the agreement has a right to terminate the agreement, subject to the terms and conditions therein.

Assuming the employment of the Company’s named executive officers were to be terminated without cause or for good reason or in the event of change in control, as of December 31, 2009, none of the named executive officers would have been entitled to any cash payments.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth, for each named executive officer, information regarding unexercised stock options, unvested stock awards, and equity incentive plan awards outstanding as of December 31, 2009.

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OUTSTANDING EQUITY AWARDS AT 2009 FISCAL YEAR END
OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Zishen Wu	–	–	–	–	–	–	–	–	–

Zhao Qiang	–	–	–	–	–	–	–	–	–

Sam Yu	–	–	–	–	–	–	–	–	–

Compensation of Directors

The following table sets forth information regarding compensation of each director, other than named executive officers, for fiscal 2009.

FISCAL 2009 DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	[Change in Pension Value and]* Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Zishen Wu	37,500	–	–	–	–	–	37,500

Taoran Sun	37,500	–	–	–	–	–	37,500

Qiang Zhao	37,500	–	–	–	–	–	37,500

Xiaochuan Guo	30,000	–	–	–	–	–	30,000

Sean Shao	30,000	–	–	–	–	–	30,000

Xindan Li	30,000	–	–	–	–	–	30,000

Rijun Zhang	30,000	–	–	–	–	–	30,000

Certain Relationships and Related Transactions

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operational decisions. Parties are also considered to be related if they are subject to common control or common significant influence. Particulars of significant transactions between the Company and related companies are disclosed in the Company’s Annual Report on Form 10-K.

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It is Company’s policy to not enter any transaction (other than compensation arrangements in the ordinary course) with any director, executive officer, employee, or principal stockholder or party related to them, unless authorized by a majority of the directors having no interest in the transaction, upon a favorable recommendation by the Audit Committee (or a majority of its disinterested members).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE
BOARD OF DIRECTORS’ NOMINEES.

PLEASE NOTE:  If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors, unless you direct the holder how to vote, by marking your proxy card.

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PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Audit Committee has appointed KPMG as independent accountants for fiscal 2009, subject to the ratification by stockholders.  Representatives of KPMG are expected to be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement, if they so desire.

In the event the stockholders fail to ratify the selection of KPMG, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Services and Fees of Independent Accountants

Aggregate fees billed to the Company by KPMG and MSPC Certified Public Accountants and Advisors, P.C. during the last two fiscal years were as follows:

Fees	2009	2008

Audit Fees(1)	$597,000	$140,000

Audit Related Fees	$–	–

Tax Fees	$–	$–

All Other Fees	$103,600	–

Total	$700,600	$140,000

(1) Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by our auditors in connection with statutory and regulatory filings or engagements.

The aggregate amount of Audit Fees of the year 2009 consists of $ 505,052 billed by KPMG, for professional services rendered for the audit of the Company’s financial statements for the fiscal year ended December 31, 2009 and review of the Company’s financial statements included in the two Form 10-Q’s for the quarters ended June 30 and September 30, 2009, and $91,948 billed by MSPC Certified Public Accountants and Advisors, P.C.  All such fees in 2008 were paid to MSPC Certified accountants and Advisors, P.C..

Pre-Approval of Services

In accordance with the SEC’s auditor independence rules, the Audit Committee has established the following policies and procedures by which it approves in advance any audit or permissible non-audit services to be provided to the Company by its independent auditor.

Prior to the engagement of the independent auditor for any fiscal year’s audit, management submits to the Audit Committee for approval lists of recurring audit, audit-related, tax and other services expected to be provided by the auditor during that fiscal year. The Audit Committee adopts pre-approval schedules describing the recurring services that it has pre-approved, and is informed on a timely basis, and in any event by the next scheduled meeting, of any such services rendered by the independent auditor and the related fees.

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The fees for any services listed in a pre-approval schedule are budgeted, and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year. The Audit Committee will require additional pre-approval if circumstances arise where it becomes necessary to engage the independent auditor for additional services above the amount of fees originally pre-approved. Any audit or non-audit service not listed in a pre-approval schedule must be separately pre-approved by the Audit Committee on a case-by-case basis. Every request to adopt or amend a pre-approval schedule or to provide services that are not listed in a pre-approval schedule must include a statement by the independent auditors as to whether, in their view, the request is consistent with the SEC’s rules on auditor independence.

The Audit Committee will not grant approval for:

•	any services prohibited by applicable law or by any rule or regulation of the SEC or other regulatory body applicable to the Company;

•	provision by the independent auditor to the Company of strategic consulting services of the type typically provided by management consulting firms; or

•
the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the tax treatment of which may not be clear under the Internal Revenue Code and related regulations and which it is reasonable to conclude will be subject to audit procedures during an audit of the Company’s financial statements.

Subject to certain exceptions, tax services proposed to be provided by the auditor to any director, officer or employee of the Company who is in an accounting role or financial reporting oversight role must be approved by the Audit Committee on a case-by-case basis where such services are to be paid for by the Company, and the Audit Committee will be informed of any services to be provided to such individuals that are not to be paid for by the Company.

In determining whether to grant pre-approval of any non-audit services in the “all other” category, the Audit Committee will consider all relevant facts and circumstances, including the following four basic guidelines:

•	whether the service creates a mutual or conflicting interest between the auditor and the Company;

•	whether the service places the auditor in the position of auditing his or her own work;

•	whether the service results in the auditor acting as management or an employee of the Company; and

•	whether the service places the auditor in a position of being an advocate for the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF
THE APPOINTMENT OF THE INDEPENDENT ACCOUNTANTS.

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PROPOSAL 3

TO APPROVE 2010 EQUITY INCENTIVE PLAN

The Company is seeking approval of the stockholders to adopt its 2010 Equity Incentive Plan (the “2010 Plan”). The purpose of the 2010 Plan is to attract and retain qualified individuals for positions of substantial responsibility with the Company and to provide incentives to such individuals to promote the success of the Company’s business.  If the 2010 Plan is approved, Awards under the Plan which provide for the issuance of shares of the Company’s common stock will be limited in the aggregate to 1,500,000 shares of common stock in any calendar year.

General Description of the Incentive Plan Proposal

The following is a summary of the material provisions of the 2010 Plan and is qualified in its entirety by reference to the complete text of the 2010 Plan, a copy of which is attached to this proxy statement as Annex A.

Administration. The 2010 Plan is administered by the compensation committee of the board of directors, which consists of three members of the board of directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and an “outside director” within the meaning of Code Section 162(m). Among other things, the compensation committee has complete discretion, subject to the express limits of the 2010 Plan, to determine the directors, employees and nonemployee consultants to be granted an award, the type of award to be granted, the number of shares of common stock subject to each award, the exercise price of each option and base price of each SAR, the term of each award, the vesting schedule for an award, whether to accelerate vesting, the value of the common stock underlying the award, and the required withholding, if any. The compensation committee may amend, modify or terminate any outstanding award, provided that the participant’s consent to such action is required if the action would materially and adversely impair the participant’s rights or entitlements with respect to that award. The compensation committee is also authorized to construe the award agreements, and may prescribe rules relating to the 2010 Plan. Notwithstanding the foregoing, the compensation committee does not have any authority to grant or modify an award under the 2010 Plan with terms or conditions that would cause the grant, vesting or exercise to be considered nonqualified “deferred compensation” subject to Code Section 409A.

Grant of Awards; Shares Available for Awards. The 2010 Plan provides for the grant of options, SARs, performance share awards, performance unit awards, distribution equivalent right awards, restricted stock awards, restricted stock unit awards and unrestricted stock awards to directors, officers, employees and nonemployee consultants of the Company or its affiliates. The Company has reserved a total of 2,350,000 shares of common stock for issuance as or under awards to be made under the 2010 Plan.  If any award expires, is cancelled, or terminates unexercised or is forfeited, the number of shares subject thereto is again available for grant under the 2010 Plan. The number of shares of common stock for which awards may be granted to a participant under the 2010 Plan in any calendar year is limited to 1,000,000.

Currently, there are 20 employees and directors who would be entitled to receive stock options and/or restricted shares under the 2010 Plan. Future new hires and additional consultants would be eligible to participate in the 2010 Plan as well. The number of options and/or restricted shares to be granted to executives and directors cannot be determined at this time as the grant of stock options and/or restricted shares is dependent upon various factors such as hiring requirements and job performance.

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Stock Options. Options granted under the 2010 Plan may be either “incentive stock options” (“ISOs”), which are intended to meet the requirements for special federal income tax treatment under the Code, or “nonqualified stock options” (“NQSOs”). Options may be granted on such terms and conditions as the compensation committee may determine; provided, however, that the per share exercise price under an option may not be less than the fair market value of a share of the underlying common stock on the date of grant and the term of the option may not exceed 10 years (110% of such value and 5 years in the case of an ISO granted to an employee who owns (or is deemed to own) more than 10% of the total combined voting power of all classes of capital stock of the Company or a parent or subsidiary of the Company). ISOs may only be granted to employees. In addition, the aggregate fair market value of common stock covered by ISOs (determined at the time of grant) which are exercisable for the first time by an employee during any calendar year may not exceed $100,000. Any excess is treated as a NQSO.

Stock Appreciation Rights. A SAR entitles the participant, upon exercise, to receive an amount, in cash or stock or a combination thereof, equal to the increase in the fair market value of the underlying common stock between the date of grant and the date of exercise. SARs may be granted in tandem with, or independently of, options granted under the 2010 Plan. A SAR granted in tandem with an option (i) is exercisable only at such times, and to the extent, that the related option is exercisable in accordance with the procedure for exercise of the related option; (ii) terminates upon termination or exercise of the related option (likewise, the option granted in tandem with a SAR terminates upon exercise of the SAR); (iii) is transferable only with the related option; and (iv) if the related option is an ISO, may be exercised only when the value of the stock subject to the option exceeds the exercise price of the option. A SAR that is not granted in tandem with an option is exercisable at such times as the compensation committee may specify.

Performance Shares or Performance Unit Awards. Performance share or performance unit awards entitle the participant to receive cash or shares of common stock upon attaining specified performance goals. In the case of performance units, the right to acquire the units is denominated in cash values.

Distribution Equivalent Right Awards. A distribution equivalent right award entitles the participant to receive bookkeeping credits, cash payments and/or common stock distributions equal in amount to the distributions that would have been made to the participant had the participant held a specified number of shares of the Company’s common stock during the period the participant held the distribution equivalent right. A distribution equivalent right may be awarded as a component of another award, where, if so awarded, such distribution equivalent right will expire or be forfeited by the participant under the same conditions as under such other award.

Restricted Stock Awards or Restricted Stock Unit Award. A restricted stock award is a grant or sale of common stock to the participant, subject to the Company’s right to repurchase all or part of the shares at their purchase price (or to require forfeiture of such shares if purchased at no cost) in the event that conditions specified by the compensation committee in the award are not satisfied prior to the end of the time period during which the shares subject to the award may be repurchased by or forfeited to the Company. A restricted stock unit entitles the participant to receive a cash payment equal to the fair market value of a share of common stock for each restricted stock unit subject to such restricted stock unit award, if the holder satisfies the applicable vesting requirement.

Unrestricted Stock Awards. An unrestricted stock award is a grant or sale of common stock to the participant that is not subject to transfer, forfeiture or other restrictions, in consideration for past services rendered to the Company or an affiliate or for other valid consideration.

Change-in-Control Provisions. In connection with the grant of an award, the compensation committee may provide that, in the event of a change in control, such award will become fully vested and immediately exercisable.

Amendment and Termination. The compensation committee may adopt, amend and rescind rules relating to the administration of the 2010 Plan, and amend, suspend or terminate the 2010 Plan, but no such amendment or termination will be made that materially and adversely impairs the rights of the participant with respect to any award without the participant’s consent, other than amendments that are necessary to permit the granting of awards in compliance with Code Sections 162(m) and/or 409A. We have attempted to structure the 2010 Plan so that remuneration attributable to options and other awards will not be subject to the deduction limitation contained in Code Section 162(m).

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Certain Federal Income Tax Consequences of the 2010 Plan

The following is a general summary of the federal income tax consequences under current U.S. tax law of options, stock appreciation rights, restricted stock, performance shares, performance units, restricted stock units, distribution equivalent rights and unrestricted stock. It does not purport to cover all of the special rules, including special rules relating to participants subject to Section 16(b) of the Exchange Act and the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences.

A participant does not recognize taxable income upon the grant of a NQSO or an ISO. Upon the exercise of a NQSO, the participant recognizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price paid therefore, and the Company, if it is subject to U.S. income taxation, will generally be entitled to a deduction for such amount at that time. If the participant later sells shares acquired pursuant to the exercise of a NQSO, the participant recognizes long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain.  Upon the exercise of an ISO, the participant does not recognize taxable income. If the participant disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to the participant, the participant recognizes long-term capital gain or loss and the Company, if it is subject to U.S. income taxation, will not be entitled to a deduction. However, if the participant disposes of such shares within the required holding period, all or a portion of the gain is treated as ordinary income and the Company is generally entitled to deduct such amount.  In addition to the tax consequences described above, a participant may be subject to the alternative minimum tax, which is payable to the extent it exceeds the participant’s regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price paid therefore is a preference item for alternative minimum taxable income determination purposes. In addition, the participant's basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes.

A participant does not recognize income upon the grant of an SAR. The participant has ordinary compensation income upon exercise of the SAR equal to the increase in the value of the underlying shares, and the Company, if it is subject to U.S. income taxation, will generally be entitled to a deduction for such amount.

A participant does not recognize income on the receipt of a performance share award until the shares are received. At such time, the participant recognizes ordinary compensation income equal to the excess, if any, of the fair market value of the shares over any amount paid for the shares, and the Company, if it is subject to U.S. income taxation, will generally be entitled to deduct such amount at such time.

A participant does not recognize income on the receipt of a performance unit award, restricted stock unit award or dividend equivalent right award until a cash payment is received.  At such time, the participant recognizes ordinary compensation income equal to the amount of cash received, and the Company, if it is subject to U.S. income taxation, will generally be entitled to deduct such amount at such time.

A participant who receives a grant of restricted stock generally recognizes ordinary compensation income equal to the excess, if any of fair market value of the stock at the time the restriction lapses over any amount paid for the shares. Alternatively, the participant may elect to be taxed on the value at the time of grant. The Company, if it is subject to U.S. income taxation, will generally be entitled to a deduction at the same time and in the same amount as the income required to be included by the participant.

A participant recognizes ordinary compensation income on receipt of the shares under an unrestricted stock award equal to the excess, if any, of the fair market value of the shares over any amount paid for the shares, and the Company, if it is subject to U.S. income taxation, will generally be entitled to deduct such amount at such time.

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REQUIRED VOTE

Approval of the 2010 Equity Incentive Plan requires an affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting, provided a quorum exists.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2010 PLAN.

OTHER INFORMATION

Company’s 2009 annual report on Form 10-K, excluding exhibits, will be mailed without charge to any stockholder entitled to vote at the meeting, upon written request to Sam Yu, Chief Executive Officer, 6th Floor, Suite 608, Xue Yuan International Tower,No.1 Zhichun Road, Haidian District, Beijing, PRC.

Important Notice Regarding Availability of Proxy Materials

This proxy statement and Company’s 2009 annual report are available at Company’s website, www.yongyeintl.com.

Other Matters to Be Presented at the Annual Meeting

Company did not have notice, as of April 6, 2010, of any matter to be presented for action at the Annual Meeting, except as discussed in this proxy statement.  The persons authorized by the accompanying form of proxy will vote in their discretion as to any other matter that comes before the Annual Meeting.

Stockholder Proposals for Next Annual Meeting

Stockholder proposals intended to be included in the proxy statement for the next annual meeting must be received by Company by December 31, 2011.  The persons authorized by the form of proxy to be sent in connection with the solicitation of proxies on behalf of Company’s board of directors for next year’s annual meeting will vote in their discretion as to any matter of which Company has not received notice by March 16, 2011.

By Order of the Board of Directors,

/s/ Zishen Wu
Name: Zishen Wu
Title: Chief Executive Officer

April 20, 2010

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ANNEX A

YONGYE INTERNATIONAL, INC.

2010 OMNIBUS SECURITIES AND INCENTIVE PLAN

YONGYE INTERNATIONAL, INC.
2010 OMNIBUS SECURITIES AND INCENTIVE PLAN

i

YONGYE INTERNATIONAL, INC.
2010 OMNIBUS SECURITIES AND INCENTIVE PLAN

Table Of Contents (continued)

ii

YONGYE INTERNATIONAL, INC.
2010 OMNIBUS SECURITIES AND INCENTIVE PLAN

ARTICLE I
PURPOSE

The purpose of this Yongye International, Inc. 2010 Omnibus Securities and Incentive Plan (the “Plan”) is to benefit the stockholders of Yongye International, Inc., a Nevada corporation (the “Company”), by assisting the Company to attract, retain and provide incentives to key management employees and nonemployee directors of, and non-employee consultants to, the Company and its Affiliates, and to align the interests of such employees, nonemployee directors and nonemployee consultants with those of the Company’s stockholders. Accordingly, the Plan provides for the granting of Distribution Equivalent Rights, Incentive Stock Options, Non-Qualified Stock Options, Performance Share Awards, Performance Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards, Stock Appreciation Rights, Tandem Stock Appreciation Rights, Unrestricted Stock Awards or any combination of the foregoing, as may be best suited to the circumstances of the particular Employee, Director or Consultant as provided herein.

ARTICLE II
DEFINITIONS

The following definitions shall be applicable throughout the Plan unless the context otherwise requires:

“Affiliate” shall mean any corporation which, with respect to the Company, is a “subsidiary corporation” within the meaning of Section 424(f) of the Code.

“Award” shall mean, individually or collectively, any Distribution Equivalent Right, Option, Performance Share Award, Performance Unit Award, Restricted Stock Award, Restricted Stock Unit Award, Stock Appreciation Right or Unrestricted Stock Award.

“Award Agreement” shall mean a written agreement between the Company and the Holder with respect to an Award, setting forth the terms and conditions of the Award, and each of which shall constitute a part of the Plan.

“Board” shall mean the Board of Directors of the Company.

“Cause” shall mean (i) if the Holder is a party to an employment or similar agreement with the Company or an Affiliate which agreement defines “Cause” (or a similar term) therein, “Cause” shall have the same meaning as provided for in such agreement, or (ii) for a Holder who is not a party to such an agreement, “Cause” shall mean termination by the Company or an Affiliate of the employment (or other service relationship) of the Holder by reason of the Holder’s (A) intentional failure to perform reasonably assigned duties, (B) dishonesty or willful misconduct in the performance of the Holder’s duties, (C) involvement in a transaction which is materially adverse to the Company or an Affiliate, (D) breach of fiduciary duty involving personal profit, (E) willful violation of any law, rule, regulation or court order (other than misdemeanor traffic violations and misdemeanors not involving misuse or misappropriation of money or property), (F) commission of an act of fraud or intentional misappropriation or conversion of any asset or opportunity of the Company or an Affiliate, or (G) material breach of any provision of the Plan or the Holder’s Award Agreement or any other written agreement between the Holder and the Company or an Affiliate, in each case as determined in good faith by the Board, the determination of which shall be final, conclusive and binding on all parties.

“Change of Control” shall mean (i) for a Holder who is a party to an employment or consulting agreement with the Company or an Affiliate which agreement defines “Change of Control” (or a similar term) therein, “Change of Control” shall have the same meaning as provided for in such agreement, or (ii) for a Holder who is not a party to such an agreement, “Change of Control” shall mean the satisfaction of any one or more of the following conditions (and the “Change of Control” shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied):

(a)           Any person (as such term is used in paragraphs 13(d) and 14(d)(2) of the Exchange Act, hereinafter in this definition, “Person”), other than the Company or an Affiliate or an employee benefit plan of the Company or an Affiliate, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities;

(b)           The closing of a merger, consolidation or other business combination (a “Business Combination”) other than a Business Combination in which holders of the Common Stock immediately prior to the Business Combination have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the Business Combination as immediately before;

(c)           The closing of an agreement for the sale or disposition of all or substantially all of the Company’s assets to any entity that is not an Affiliate;

(d)           The approval by the holders of shares of Common Stock of a plan of complete liquidation of the Company other than a liquidation of the Company into any subsidiary or a liquidation a result of which persons who were stockholders of the Company immediately prior to such liquidation have substantially the same proportionate ownership of shares of common stock of the surviving corporation immediately after such liquidation as immediately before; or

(e)           Within any twenty-four (24) month period, the Incumbent Directors shall cease to constitute at least a majority of the Board or the board of directors of any successor to the Company; provided, however, that any director elected to the Board, or nominated for election, by a majority of the Incumbent Directors then still in office, shall be deemed to be an Incumbent Director for purposes of this paragraph (e), but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, entity or “group” other than the Board (including, but not limited to, any such assumption that results from paragraphs (a), (b), (c), or (d) of this definition).

Notwithstanding the foregoing, a “Change of Control” shall not be deemed to occur if the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code.

“Code” shall mean the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any regulation under such section.

“Committee” shall mean a committee comprised of not less than three (3) members of the Board who are selected by the Board as provided in Section 4.1.

“Common Stock” shall mean the Company’s common stock, par value $0.001 per share, of the Company.

“Company” shall mean Yongye International, Inc., a Nevada corporation, and any successor thereto.

“Consultant” shall mean any non-Employee (individual or entity) advisor to the Company or an Affiliate who or which has contracted directly with the Company or an Affiliate to render bona fide consulting or advisory services thereto.

“Director” shall mean a member of the Board or a member of the board of directors of an Affiliate, in either case, who is not an Employee.

“Distribution Equivalent Right” shall mean an Award granted under Article XIII of the Plan which entitles the Holder to receive bookkeeping credits, cash payments and/or Common Stock distributions equal in amount to the distributions that would have been made to the Holder had the Holder held a specified number of shares of Common Stock during the period the Holder held the Distribution Equivalent Right.

“Distribution Equivalent Right Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Distribution Equivalent Right Award.

“Effective Date” shall mean January 1, 2010.

“Employee” shall mean any employee, including officers, of the Company or an Affiliate.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean, as determined consistent with the applicable requirements of Sections 409A and 422 of the Code, as of any specified date, the closing sales price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date) on the Nasdaq Stock Market or a domestic or foreign national securities exchange (including London’s Alternative Investment Market) on which the Common Stock may be listed, as reported in The Wall Street Journal or The Financial Times.  If the Common Stock is not listed on the Nasdaq Stock Market or on a national securities exchange, but is quoted on the OTC Bulletin Board or by the National Quotation Bureau, the Fair Market Value of the Common Stock shall be the mean of the bid and asked prices per share of the Common Stock for such date.  If the Common Stock is not quoted or listed as set forth above, Fair Market Value shall be determined by the Board in good faith by any fair and reasonable means (which means, with respect to a particular Award grant, may be set forth with greater specificity in the applicable Award Agreement).  The Fair Market Value of property other than Common Stock shall be determined by the Board in good faith by any fair and reasonable means, and consistent with the applicable requirements of Sections 409A and 422 of the Code.

“Family Member” shall mean any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee of the Holder), a trust in which such persons have more than fifty percent (50%) of the beneficial interest, a foundation in which such persons (or the Holder) control the management of assets, and any other entity in which such persons (or the Holder) own more than fifty percent (50%) of the voting interests.

“Holder” shall mean an Employee, Director or Consultant who has been granted an Award or any such individual’s beneficiary, estate or representative, to the extent applicable.

“Incentive Stock Option” shall mean an Option which is intended by the Committee to constitute an “incentive stock option” under Section 422 of the Code.

“Incumbent Director” shall mean, with respect to any period of time specified under the Plan for purposes of determining whether or not a Change of Control has occurred, the individuals who were members of the Board at the beginning of such period.

“Non-Qualified Stock Option” shall mean an Option which is not an Incentive Stock Option.

“Option” shall mean an Award granted under Article VII of the Plan of an option to purchase shares of Common Stock and includes both Incentive Stock Options and Non-Qualified Stock Options.

“Option Agreement” shall mean a written agreement between the Company and a Holder with respect to an Option.

“Performance Criteria” shall mean the criteria that the Committee selects for purposes of establishing the Performance Goal(s) for a Holder for a Performance Period.

“Performance Goals” shall mean, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon the Performance Criteria.

“Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more Performance Goals or other business objectives shall be measured for purposes of determining a Holder’s right to, and the payment of, a Qualified Performance-Based Award.

“Performance Share Award” shall mean an Award granted under Article XII of the Plan under which, upon the satisfaction of predetermined individual and/or Company (and/or Affiliate) performance goals and/or objectives, shares of Common Stock are paid to the Holder.

“Performance Share Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Performance Share Award.

“Performance Unit” shall mean a Unit awarded to a Holder pursuant to a Performance Unit Award.

“Performance Unit Award” shall mean an Award granted under Article XI of the Plan under which, upon the satisfaction of predetermined individual and/or Company (and/or Affiliate) performance goals and/or objectives, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder.

“Performance Unit Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Performance Unit Award.

“Plan” shall mean this Yongye International, Inc. 2010 Omnibus Securities and Incentive Plan, as amended from time to time, together with each of the Award Agreements utilized hereunder.

“Qualified Performance-Based Award” shall mean Awards intended to qualify as “performance-based” compensation under Section 162(m) of the Code.

“Restricted Stock Award” shall mean an Award granted under Article VIII of the Plan of shares of Common Stock, the transferability of which by the Holder shall be subject to Restrictions.

“Restricted Stock Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

“Restricted Stock Unit Award”  shall mean an Award granted under Article X of the Plan under which, upon the satisfaction of predetermined individual service-related vesting requirements, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder.

“Restricted Stock Unit Award Agreement”  shall mean a written agreement between the Company and a Holder with respect to a Restricted Stock Unit Award.

“Restriction Period” shall mean the period of time for which shares of Common Stock subject to a Restricted Stock Award shall be subject to Restrictions, as set forth in the applicable Restricted Stock Award Agreement.

“Restrictions” shall mean forfeiture, transfer and/or other restrictions applicable to shares of Common Stock awarded to an Employee, Director or Consultant under the Plan pursuant to a Restricted Stock Award and set forth in a Restricted Stock Award Agreement.

“Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a substantially similar function.

“Stock Appreciation Right” shall mean an Award granted under Article XIV of the Plan of a right, granted alone or in connection with a related Option, to receive a payment on the date of exercise.

“Stock Appreciation Right Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Stock Appreciation Right.

“Tandem Stock Appreciation Right” shall mean a Stock Appreciation Right granted in connection with a related Option, the exercise of which shall result in termination of the otherwise entitlement to purchase some or all of the shares of Common Stock under the related Option, all as set forth in Section 14.2.

“Ten Percent Stockholder” shall mean an Employee who, at the time an Incentive Stock Option is granted to him or her, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code), within the meaning of Section 422(b)(6) of the Code.

“Total and Permanent Disability” shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, all as described in Section 22(e)(3) of the Code.

“Units” shall mean bookkeeping units, each of which represents such monetary amount as shall be designated by the Committee in each Performance Unit Award Agreement, or represents one (1) share of Common Stock for purposes of each Restricted Stock Unit Award.

“Unrestricted Stock Award” shall mean an Award granted under Article IX of the Plan of shares of Common Stock which are not subject to Restrictions.

“Unrestricted Stock Award Agreement” shall mean a written agreement between the Company and a Holder with respect to an Unrestricted Stock Award.

ARTICLE III
EFFECTIVE DATE OF PLAN

The Plan shall be effective as of the Effective Date, provided that the Plan is approved by the stockholders of the Company within twelve (12) months of such date.

ARTICLE IV
ADMINISTRATION

Section 4.1             Composition of Committee.  The Plan shall be administered by the Committee, which shall be appointed by the Board.  The Committee shall consist solely of three (3) or more Directors who are each (i) “outside directors” within the meaning of Section 162(m) of the Code (“Outside Directors”), (ii) “non-employee directors” within the meaning of Rule 16b-3 and (iii) “independent” for purposes of any applicable listing requirements (“Non-Employee Directors”); provided, however, that the Board or the Committee may delegate to a committee of one or more members of the Board who are not (x) Outside Directors, the authority to grant Awards to eligible persons who are not (A) then “covered employees” within the meaning of Section 162(m) of the Code and are not expected to be “covered employees” at the time of recognition of income resulting from such Award, or (B) persons with respect to whom the Company wishes to comply with the requirements of Section 162(m) of the Code, and/or (y) Non-Employee Directors, the authority to grant Awards to eligible persons who are not then subject to the requirements of Section 16 of the Exchange Act. If a member of the Committee shall be eligible to receive an Award under the Plan, such Committee member shall have no authority hereunder with respect to his or her own Award.

Section 4.2             Powers. Subject to the provisions of the Plan, the Committee shall have the sole authority, in its discretion, to make all determinations under the Plan, including but not limited to determining which Employees, Directors or Consultants shall receive an Award, the time or times when an Award shall be made (the date of grant of an Award shall be the date on which the Award is awarded by the Committee), what type of Award shall be granted, the term of an Award, the date or dates on which an Award vests (including acceleration of vesting), the form of any payment to be made pursuant to an Award, the terms and conditions of an Award (including the forfeiture of the Award (and/or any financial gain) if the Holder of the Award violates any applicable restrictive covenant thereof), the Restrictions under a Restricted Stock Award and the number of shares of Common Stock which may be issued under an Award, all as applicable. In making such determinations the Committee may take into account the nature of the services rendered by the respective Employees, Directors and Consultants, their present and potential contribution to the Company’s (or the Affiliate’s) success and such other factors as the Committee in its discretion shall deem relevant.

Section 4.3             Additional Powers.  The Committee shall have such additional powers as are delegated to it under the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective Award Agreements executed hereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the intent of the Plan, and to determine the terms, restrictions and provisions of each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any Award Agreement in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Article IV shall be conclusive and binding on the Company and all Holders.

Section 4.4             Committee Action.  In the absence of specific rules to the contrary, action by the Committee shall require the consent of a majority of the members of the Committee, expressed either orally at a meeting of the Committee or in writing in the absence of a meeting.  No member of the Committee shall have any liability for any good faith action, inaction or determination in connection with the Plan.

ARTICLE V
STOCK SUBJECT TO PLAN AND LIMITATIONS THEREON

Section 5.1             Stock Grant and Award Limits.  The Committee may from time to time grant Awards to one or more Employees, Directors and/or Consultants determined by it to be eligible for participation in the Plan in accordance with the provisions of Article VI. Subject to Article XV, the aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed Two Million Three Hundred Fifty Thousand (2,350,000) shares. Shares shall be deemed to have been issued under the Plan solely to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses, expires, is canceled, is terminated unexercised or ceases to be exercisable for any reason, or the rights of its Holder terminate, any shares of Common Stock subject to such Award shall again be available for the grant of a new Award. Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Common Stock that may be subject to Awards of Options under Article VII and/or Stock Appreciation Rights under Article XIV, in either or both cases granted to any one Employee during any calendar year, shall be One Million (1,000,000) shares (subject to adjustment in the same manner as provided in Article XV with respect to shares of Common Stock subject to Awards then outstanding). The limitation set forth in the preceding sentence shall be applied in a manner which shall permit compensation generated in connection with the exercise of Options or Stock Appreciation Rights to constitute “performance-based” compensation for purposes of Section 162(m) of the Code, including, but not limited to, counting against such maximum number of shares, to the extent required under Section 162(m) of the Code, any shares subject to Options or Stock Appreciation Rights that are canceled or repriced.

Section 5.2             Stock Offered.  The stock to be offered pursuant to the grant of an Award may be authorized but unissued Common Stock, Common Stock purchased on the open market or Common Stock previously issued and outstanding and reacquired by the Company.

ARTICLE VI
ELIGIBILITY FOR AWARDS; TERMINATION OF
EMPLOYMENT, DIRECTOR STATUS OR CONSULTANT STATUS

Section 6.1             Eligibility.  Awards made under the Plan may be granted solely to persons or entities who, at the time of grant, are Employees, Directors or Consultants. An Award may be granted on more than one occasion to the same Employee, Director or Consultant, and, subject to the limitations set forth in the Plan, such Award may include, a Non-Qualified Stock Option, a Restricted Stock Award, an Unrestricted Stock Award, a Distribution Equivalent Right Award, a Performance Stock Award, a Performance Unit Award, a Stock Appreciation Right, a Tandem Stock Appreciation Right, any combination thereof or, solely for Employees, an Incentive Stock Option.

Section 6.2             Termination of Employment or Director Status.  Except to the extent inconsistent with the terms of the applicable Award Agreement and/or the provisions of Section 6.4, the following terms and conditions shall apply with respect to the termination of a Holder’s employment with, or status as a Director of, the Company or an Affiliate, as applicable, for any reason, including, without limitation, Total and Permanent Disability or death:

(a)           The Holder’s rights, if any, to exercise any then exercisable Non-Qualified Stock Options and/or Stock Appreciation Rights shall terminate:

(1)           If such termination is for a reason other than the Holder’s Total and Permanent Disability or death, ninety (90) days after the date of such termination of employment or after the date of such termination of Director status;

(2)           If such termination is on account of the Holder’s Total and Permanent Disability, one (1) year after the date of such termination of employment or Director status; or

(3)           If such termination is on account of the Holder’s death, one (1) year after the date of the Holder’s death.

Upon such applicable date the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in or with respect to any such Non-Qualified Stock Options and Stock Appreciation Rights.

(b)           The Holder’s rights, if any, to exercise any then exercisable Incentive Stock Option shall terminate:

(1)           If such termination is for a reason other than the Holder’s Total and Permanent Disability or death, three (3) months after the date of such termination of employment;

(2)           If such termination is on account of the Holder’s Total and Permanent Disability, one (1) year after the date of such termination of employment; or

(3)           If such termination is on account of the Holder’s death, one (1) year after the date of the Holder’s death.

Upon such applicable date the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in or with respect to any such Incentive Stock Options.

(c)           If a Holder’s employment with, or status as a Director of, the Company or an Affiliate, as applicable, terminates for any reason prior to the actual or deemed satisfaction and/or lapse of the Restrictions, vesting requirements, terms and conditions applicable to a Restricted Stock Award and/or Restricted Stock Unit Award, such Restricted Stock and/or Restricted Stock Units shall immediately be canceled, and the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Stock and/or Restricted Stock Units. The immediately preceding sentence to the contrary notwithstanding, the Committee, in its sole discretion, may determine, prior to or within thirty (30) days after the date of such termination of employment or Director status, that all or a portion of any such Holder’s Restricted Stock and/or Restricted Stock Units shall not be so canceled and forfeited.

Section 6.3             Termination of Consultant Status. Except to the extent inconsistent with the terms of the applicable Award Agreement and/or the provisions of Section 6.4, the following terms and conditions shall apply with respect to the termination of a Holder’s status as a Consultant, for any reason:

(a)           The Holder’s rights, if any, to exercise any then exercisable Non-Qualified Stock Options and/or Stock Appreciation Rights shall terminate:

(1)           If such termination is for a reason other than the Holder’s death, ninety (90) days after the date of such termination; or

(2)           If such termination is on account of the Holder’s death, one (1) year after the date of the Holder’s death.

(b)           If the status of a Holder as a Consultant terminates for any reason prior to the actual or deemed satisfaction and/or lapse of the Restrictions, vesting requirements, terms and conditions applicable to a Restricted Stock Award and/or Restricted Stock Unit Award, such Restricted Stock and/or Restricted Stock Units shall immediately be canceled, and the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Stock and/or Restricted Stock Units. The immediately preceding sentence to the contrary notwithstanding, the Committee, in its sole discretion, may determine, prior to or within thirty (30) days after the date of such termination of such a Holder’s status as a Consultant, that all or a portion of any such Holder’s Restricted Stock and/or Restricted Stock Units shall not be so canceled and forfeited.

Section 6.4             Special Termination Rule. Except to the extent inconsistent with the terms of the applicable Award Agreement, and notwithstanding anything to the contrary contained in this Article VI, if a Holder’s employment with, or status as a Director of, the Company or an Affiliate shall terminate, and if, within ninety (90) days of such termination, such Holder shall become a Consultant, such Holder’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Holder had been a Consultant for the entire period during which such Award or portion thereof had been outstanding. Should the Committee effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her employment or Director status had terminated until such time as his or her Consultant status shall terminate, in which case his or her Award, as it may have been reduced in connection with the Holder’s becoming a Consultant, shall be treated pursuant to the provisions of Section 6.3; provided, however, that any such Award which is intended to be an Incentive Stock Option shall, upon the Holder’s no longer being an Employee, automatically convert to a Non-Qualified Stock Option.  Should a Holder’s status as a Consultant terminate, and if, within ninety (90) days of such termination, such Holder shall become an Employee or a Director, such Holder’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Holder had been an Employee or a Director, as applicable, for the entire period during which such Award or portion thereof had been outstanding, and, should the Committee effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her Consultant status had terminated until such time as his or her employment with the Company or an Affiliate, or his or her Director status, as applicable, shall terminate, in which case his or her Award shall be treated pursuant to the provisions of Section 6.2.

Section 6.5             Termination for Cause.  Notwithstanding anything in this Article VI or elsewhere in the Plan to the contrary, and unless a Holder’s Award Agreement specifically provides otherwise, should a Holder’s employment, Director status or engagement as a Consultant with or for the Company or an Affiliate be terminated by the Company or Affiliate for Cause, all of such Holder’s then outstanding Awards shall expire immediately and be forfeited in their entirety upon such termination.

ARTICLE VII
OPTIONS

Section 7.1             Option Period.  The term of each Option shall be as specified in the Option Agreement; provided, however, that except as set forth in Section 7.3, no Option shall be exercisable after the expiration of ten (10) years from the date of its grant.

Section 7.2             Limitations on Exercise of Option.  An Option shall be exercisable in whole or in such installments and at such times as specified in the Option Agreement.

Section 7.3             Special Limitations on Incentive Stock Options.  To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all plans of the Company and any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code) which provide for the grant of Incentive Stock Options exceeds One Hundred Thousand Dollars ($100,000) (or such other individual limit as may be in effect under the Code on the date of grant), the portion of such Incentive Stock Options that exceeds such threshold shall be treated as Non-Qualified Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Holder’s Options, which were intended by the Committee to be Incentive Stock Options when granted to the Holder, will not constitute Incentive Stock Options because of such limitation, and shall notify the Holder of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an Employee if, at the time the Option is granted, such Employee is a Ten Percent Stockholder, unless (i) at the time such Incentive Stock Option is granted the Option price is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to the Option, and (ii) such Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant.  No Incentive Stock Option shall be granted more than ten (10) years from the date on which the Plan is approved by the Company’s stockholders.  The designation by the Committee of an Option as an Incentive Stock Option shall not guarantee the Holder that the Option will satisfy the applicable requirements for “incentive stock option” status under Section 422 of the Code.

Section 7.4             Option Agreement. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, but not limited to, provisions intended to qualify an Option as an Incentive Stock Option. An Option Agreement may provide for the payment of the Option price, in whole or in part, by the delivery of a number of shares of Common Stock (plus cash if necessary) that have been owned by the Holder for at least six (6) months and having a Fair Market Value equal to such Option price, or such other forms or methods as the Committee may determine from time to time, in each case, subject to such rules and regulations as may be adopted by the Committee. Each Option Agreement shall, solely to the extent inconsistent with the provisions of Sections 6.2, 6.3, 6.4 and 6.5, as applicable, specify the effect of termination of employment, Director status or Consultant status on the exercisability of the Option. Moreover, without limited the generality of the foregoing, an Option Agreement may provide for a “cashless exercise” of the Option by establishing procedures whereby the Holder, by a properly-executed written notice, directs (i) an immediate market sale or margin loan respecting all or a part of the shares of Common Stock to which he is entitled upon exercise pursuant to an extension of credit by the Company to the Holder of the Option price, (ii) the delivery of the shares of Common Stock from the Company directly to a brokerage firm and (iii) the delivery of the Option price from sale or margin loan proceeds from the brokerage firm directly to the Company. Each Option Agreement shall, solely to the extent inconsistent with the provisions of Sections 6.2, 6.3, 6.4 and 6.5, as applicable, specify the effect of the termination of the Holder’s employment, Director status or Consultant status on the exercisability of the Option. An Option Agreement may also include provisions relating to (i) subject to the provisions hereof, accelerated vesting of Options, including but not limited to upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements and requiring additional “gross-up” payments to Holders to meet any excise taxes or other additional income tax liability imposed as a result of a payment made upon a Change of Control resulting from the operation of the Plan or of such Option Agreement) and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Option Agreements need not be identical.

Section 7.5             Option Price and Payment.  The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Committee; provided, however, that such Option price (i) shall not be less than the Fair Market Value of a share of Common Stock on the date such Option is granted, and (ii) shall be subject to adjustment as provided in Article XV. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company. The Option price for the Option or portion thereof shall be paid in full in the manner prescribed by the Committee as set forth in the Plan and the applicable Option Agreement, which manner, with the consent of the Committee, may include the withholding of shares of Common Stock otherwise issuable in connection with the exercise of the Option. Separate stock certificates shall be issued by the Company for those shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option and for those shares of Common Stock acquired pursuant to the exercise of a Non-Qualified Stock Option.

Section 7.6             Stockholder Rights and Privileges. The Holder of an Option shall be entitled to all the privileges and rights of a stockholder of the Company solely with respect to such shares of Common Stock as have been purchased under the Option and for which certificates of stock have been registered in the Holder’s name.

Section 7.7             Options and Rights in Substitution for Stock Options Granted by Other Corporations.  Options may be granted under the Plan from time to time in substitution for stock options held by individuals employed by entities who become Employees as a result of a merger or consolidation of the employing entity with the Company or any Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing entity, or the acquisition by the Company or an Affiliate of stock of the employing entity with the result that such employing entity becomes an Affiliate.

Section 7.8             Prohibition Against Repricing.  Except to the extent (i) approved in advance by holders of a majority of the shares of the Company entitled to vote generally in the election of directors, or (ii) as a result of any Change of Control or any adjustment as provided in Article XV, the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the exercise price of any outstanding Option or Stock Appreciation right, or to grant any new Award or make any payment of cash in substitution for or upon the cancellation of Options and/or Stock Appreciation Rights previously granted.

ARTICLE VIII
RESTRICTED STOCK AWARDS

Section 8.1             Restriction Period to be Established by Committee.  At the time a Restricted Stock Award is made, the Committee shall establish the Restriction Period applicable to such Award. Each Restricted Stock Award may have a different Restriction Period, in the discretion of the Committee. The Restriction Period applicable to a particular Restricted Stock Award shall not be changed except as permitted by Section 8.2.

Section 8.2             Other Terms and Conditions.  Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Holder of such Restricted Stock Award. If provided for under the Restricted Stock Award Agreement, the Holder shall have the right to vote Common Stock subject thereto and to enjoy all other stockholder rights, including the entitlement to receive dividends on the Common Stock during the Restriction Period, except that (i) the Holder shall not be entitled to delivery of the stock certificate until the Restriction Period shall have expired, (ii) the Company shall retain custody of the stock certificate during the Restriction Period (with a stock power endorsed by the Holder in blank), (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Common Stock during the Restriction Period and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Award Agreement shall cause a forfeiture of the Restricted Stock Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the Restriction Period. Such additional terms, conditions or restrictions shall, to the extent inconsistent with the provisions of Sections 6.2, 6.3 and 6.4, as applicable, be set forth in a Restricted Stock Award Agreement made in conjunction with the Award. Such Restricted Stock Award Agreement may also include provisions relating to (i) subject to the provisions hereof, accelerated vesting of Awards, including but not limited to accelerated vesting upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements and requiring additional “gross-up” payments to Holders to meet any excise taxes or other additional income tax liability imposed as a result of a payment made in connection with a Change of Control resulting from the operation of the Plan or of such Restricted Stock Award Agreement) and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Restricted Stock Agreements need not be identical.  All shares of Common Stock delivered to a Holder as part of a Restricted Stock Award shall be delivered and reported by the Company or the Affiliate, as applicable, to the Holder by no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which the Holder’s entitlement to such shares becomes vested.

Section 8.3             Payment for Restricted Stock.  The Committee shall determine the amount and form of any payment from a Holder for Common Stock received pursuant to a Restricted Stock Award, if any, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

Section 8.4             Restricted Stock Award Agreements. At the time any Award is made under this Article VIII, the Company and the Holder shall enter into a Restricted Stock Award Agreement setting forth each of the matters contemplated hereby and such other matters as the Committee may determine to be appropriate.

ARTICLE IX
UNRESTRICTED STOCK AWARDS

Pursuant to the terms of the applicable Unrestricted Stock Award Agreement, a Holder may be awarded (or sold) shares of Common Stock which are not subject to Restrictions, in consideration for past services rendered thereby to the Company or an Affiliate or for other valid consideration.

ARTICLE X
RESTRICTED STOCK UNIT AWARDS

Section 10.1           Terms and Conditions.  The Committee shall set forth in the applicable Restricted Stock Unit Award Agreement the individual service-based vesting requirement which the Holder would be required to satisfy before the Holder would become entitled to payment pursuant to Section 10.2 and the number of Units awarded to the Holder.  Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code.  At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Unit Awards, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the applicable vesting period.  The terms and conditions of the respective Restricted Stock Unit Award Agreements need not be identical.

Section 10.2           Payments.  The Holder of a Restricted Stock Unit shall be entitled to receive a cash payment equal to the Fair Market Value of a share of Common Stock, or one (1) share of Common Stock, as determined in the sole discretion of the Committee and as set forth in the Restricted Stock Unit Award Agreement, for each Restricted Stock Unit subject to such Restricted Stock Unit Award, if the Holder satisfies the applicable vesting requirement.  Such payment shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the calendar year in which the Restricted Stock Unit first becomes vested.

ARTICLE XI
PERFORMANCE UNIT AWARDS

Section 11.1           Terms and Conditions.  The Committee shall set forth in the applicable Performance Unit Award Agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply) which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to payment pursuant to Section 11.2, the number of Units awarded to the Holder and the dollar value assigned to each such Unit.  Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code.  At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Unit Awards, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the applicable performance period.  The terms and conditions of the respective Performance Unit Award Agreements need not be identical.

Section 11.2           Payments.  The Holder of a Performance Unit shall be entitled to receive a cash payment equal to the dollar value assigned to such Unit under the applicable Performance Unit Award Agreement if the Holder and/or the Company satisfy (or partially satisfy, if applicable under the applicable Performance Unit Award Agreement) the performance goals and objectives set forth in such Performance Unit Award Agreement.  If achieved, such payment shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such performance goals and objectives relate.

ARTICLE XII
PERFORMANCE SHARE AWARDS

Section 12.1           Terms and Conditions.  The Committee shall set forth in the applicable Performance Share Award Agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply) which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to the receipt of shares of Common Stock pursuant to such Holder’s Performance Share Award and the number of shares of Common Stock subject to such Performance Share Award.  Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code and, if such goals and objectives are achieved, the distribution of such Common Shares shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such goals and objectives relate.  At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Share Awards, including, but not limited to, rules pertaining to the effect of termination of the Holder’s employment, Director status or Consultant status prior to the expiration of the applicable performance period.  The terms and conditions of the respective Performance Share Award Agreements need not be identical.

Section 12.2           Stockholder Rights and Privileges.  The Holder of a Performance Share Award shall have no rights as a stockholder of the Company until such time, if any, as the Holder actually receives shares of Common Stock pursuant to the Performance Share Award.

ARTICLE XIII
DISTRIBUTION EQUIVALENT RIGHTS

Section 13.1           Terms and Conditions.  The Committee shall set forth in the applicable Distribution Equivalent Rights Award Agreement the terms and conditions, if any, including whether the Holder is to receive credits currently in cash, is to have such credits reinvested (at Fair Market Value determined as of the date of reinvestment) in additional shares of Common Stock or is to be entitled to choose among such alternatives. Such receipt shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code and, if such Award becomes vested, the distribution of such cash or shares of Common Stock shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which the Holder’s interest in the Award vests. Distribution Equivalent Rights Awards may be settled in cash or in shares of Common Stock, as set forth in the applicable Distribution Equivalent Rights Award Agreement. A Distribution Equivalent Rights Award may, but need not be, awarded in tandem with another Award, whereby, if so awarded, such Distribution Equivalent Rights Award shall expire, terminate or be forfeited by the Holder, as applicable, under the same conditions as under such other Award.

Section 13.2           Interest Equivalents.  The Distribution Equivalent Rights Award Agreement for a Distribution Equivalent Rights Award may provide for the crediting of interest on a Distribution Rights Award to be settled in cash at a future date (but in no event later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which such interest was credited), at a rate set forth in the applicable Distribution Equivalent Rights Award Agreement, on the amount of cash payable thereunder.

ARTICLE XIV
STOCK APPRECIATION RIGHTS

Section 14.1           Terms and Conditions.  The Committee shall set forth in the applicable Stock Appreciation Right Award Agreement the terms and conditions of the Stock Appreciation Right, including (i) the base value (the “Base Value”) for the Stock Appreciation Right, which for purposes of a Stock Appreciation which is not a Tandem Stock Appreciation Right, shall be not less than the Fair Market Value of a share of the Common Stock on the date of grant of the Stock Appreciation Right, (ii) the number of shares of Common Stock subject to the Stock Appreciation Right, (iii) the period during which the Stock Appreciation Right may be exercised; provided, however, that no Stock Appreciation Right shall be exercisable after the expiration of ten (10) years from the date of its grant, and (iv) any other special rules and/or requirements which the Committee imposes upon the Stock Appreciation Right. Upon the exercise of some or all of a Stock Appreciation Right, the Holder shall receive a payment from the Company, in cash or in the form of shares of Common Stock having an equivalent Fair Market Value or in a combination of both, as determined in the sole discretion of the Committee, equal to the product of:

(a)           The excess of (i) the Fair Market Value of a share of the Common Stock on the date of exercise, over (ii) the Base Value, multiplied by;

(b)           The number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised.

Section 14.2           Tandem Stock Appreciation Rights. If the Committee grants a Stock Appreciation Right which is intended to be a Tandem Stock Appreciation Right, the Tandem Stock Appreciation Right must be granted at the same time as the related Option, and the following special rules shall apply:

(a)           The Base Value shall be equal to or greater than the per share exercise price under the related Option;

(b)           The Tandem Stock Appreciation Right may be exercised for all or part of the shares of Common Stock which are subject to the related Option, but solely upon the surrender by the Holder of the Holder’s right to exercise the equivalent portion of the related Option (and when a share of Common Stock is purchased under the related Option, an equivalent portion of the related Tandem Stock Appreciation Right shall be cancelled);

(c)           The Tandem Stock Appreciation Right shall expire no later than the date of the expiration of the related Option;

(d)           The value of the payment with respect to the Tandem Stock Appreciation Right may be no more than one hundred percent (100%) of the difference between the per share exercise price under the related Option and the Fair Market Value of the shares of Common Stock subject to the related Option at the time the Tandem Stock Appreciation Right is exercised, multiplied by the number of shares of Common Stock with respect to which the Tandem Stock Appreciation Right is exercised; and

(e)           The Tandem Stock Appreciation Right may be exercised solely when the Fair Market Value of a share of Common Stock subject to the related Option exceeds the per share the exercise price under the related Option.

ARTICLE XV
RECAPITALIZATION OR REORGANIZATION

Section 15.1           Adjustments to Common Stock.  The shares with respect to which Awards may be granted under the Plan are shares of Common Stock as presently constituted; provided, however, that if, and whenever, prior to the expiration or distribution to the Holder of shares of Common Stock underlying an Award theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding shares, shall be proportionately increased, and the purchase price per share of the Common Stock shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares, shall be proportionately reduced, and the purchase price per share of the Common Stock shall be proportionately increased. Notwithstanding the foregoing or any other provision of this Article XV, any adjustment made with respect to an Award (x) which is an Incentive Stock Option, shall comply with the requirements of Section 424(a) of the Code, and in no event shall any adjustment be made which would render any Incentive Stock Option granted under the Plan to be other than an “incentive stock option” for purposes of Section 422 of the Code, and (y) which is a Non-Qualified Stock Option, shall comply with the requirements of Section 409A of the Code, and in no event shall any adjustment be made which would render any Non-Qualified Stock Option granted under the Plan to become subject to Section 409A of the Code.

Section 15.2           Recapitalization.  If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of a previously granted Award, the Holder shall be entitled to receive (or entitled to purchase, if applicable) under such Award, in lieu of the number of shares of Common Stock then covered by such Award, the number and class of shares of stock and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of shares of Common Stock then covered by such Award.

Section 15.3           Other Events.  In the event of changes to the outstanding Common Stock by reason of extraordinary cash dividend, reorganization, mergers, consolidations, combinations, split-ups, spin-offs, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for under this Article XV, any outstanding Awards and any Award Agreements evidencing such Awards shall be adjusted by the Board in its discretion in such manner as the Board shall deem equitable or appropriate taking into consideration the applicable accounting and tax consequences, as to the number and price of shares of Common Stock or other consideration subject to such Awards. In the event of any adjustment pursuant to Sections 15.1, 15.2 or this Section 15.3, the aggregate number of shares available under the Plan pursuant to Section 5.1 (and the Code Section 162(m) limit set forth therein) may be appropriately adjusted by the Board, the determination of which shall be conclusive.  In addition, the Committee may make provision for a cash payment to a Participant or a person who has an outstanding Award.  The number of shares of Common Stock subject to any Award shall be rounded to the nearest whole number.

Section 15.4           Powers Not Affected.  The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or of the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change of the Company’s capital structure or business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

Section 15.5           No Adjustment for Certain Awards.  Except as hereinabove expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect previously granted Awards, and no adjustment by reason thereof shall be made with respect to the number of shares of Common Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

ARTICLE XVI
AMENDMENT AND TERMINATION OF PLAN

The Plan shall continue in effect, unless sooner terminated pursuant to this Article XVI, until the tenth (10th) anniversary of the date on which it is adopted by the Board (except as to Awards outstanding on that date).  The Board in its discretion may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted; provided, however, that the Plan’s termination shall not materially and adversely impair the rights of a Holder with respect to any Award theretofore granted without the consent of the Holder. The Board shall have the right to alter or amend the Plan or any part hereof from time to time; provided, however, that without the approval by a majority of the votes cast at a meeting of shareholders at which a quorum representing a majority of the shares of the Company entitled to vote generally in the election of directors is present in person or by proxy, no amendment or modification of the Plan may (i) materially increase the benefits accruing to Holders, (ii) except as otherwise expressly provided in Article XV, materially increase the number of shares of Common Stock subject to the Plan or the individual Award Agreements specified in Article V, (iii) materially modify the requirements for participation in the Plan, or (iv) amend, modify or suspend Section 7.8 (repricing prohibitions) or this Article XVI.  In addition, no change in any Award theretofore granted may be made which would materially and adversely impair the rights of a Holder with respect to such Award without the consent of the Holder (unless such change is required in order to cause the benefits under the Plan to qualify as “performance-based” compensation within the meaning of Section 162(m) of the Code) or to exempt the Plan or any Award from Section 409A of the Code.

ARTICLE XVII
MISCELLANEOUS

Section 17.1           No Right to Award.  Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give an Employee, Director or Consultant any right to an Award except as may be evidenced by an Award Agreement duly executed on behalf of the Company, and then solely to the extent and on the terms and conditions expressly set forth therein.

Section 17.2           No Rights Conferred.  Nothing contained in the Plan shall (i) confer upon any Employee any right with respect to continuation of employment with the Company or any Affiliate, (ii) interfere in any way with any right of the Company or any Affiliate to terminate the employment of an Employee at any time, (iii) confer upon any Director any right with respect to continuation of such Director’s membership on the Board, (iv) interfere in any way with any right of the Company or an Affiliate to terminate a Director’s membership on the Board at any time, (v) confer upon any Consultant any right with respect to continuation of his or her consulting engagement with the Company or any Affiliate, or (vi) interfere in any way with any right of the Company or an Affiliate to terminate a Consultant’s consulting engagement with the Company or an Affiliate at any time.

Section 17.3           Other Laws; No Fractional Shares; Withholding.  The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue shares of Common Stock in violation of any laws, rules or regulations, and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Award.  Neither the Company nor its directors or officers shall have any obligation or liability to a Holder with respect to any Award (or shares of Common Stock issuable thereunder) (i) that shall lapse because of such postponement, or (ii) for any failure to comply with the requirements of any applicable law, rules or regulations, including but not limited to any failure to comply with the requirements of Section 409A of this Code.  No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in cash (whether under this Plan or otherwise) in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations. In the case of any Award satisfied in the form of shares of Common Stock, no shares shall be issued unless and until arrangements satisfactory to the Company shall have been made to satisfy any tax withholding obligations applicable with respect to such Award. Subject to such terms and conditions as the Committee may impose, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Holders to elect to tender, Common Stock (including Common Stock issuable in respect of an Award) to satisfy, in whole or in part, the amount required to be withheld.

Section 17.4           No Restriction on Corporate Action.  Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any corporate action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Employee, Director, Consultant, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.

Section 17.5           Restrictions on Transfer. No Award under the Plan or any Award Agreement and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged or otherwise hypothecated or disposed of by a Holder except (i) by will or by the laws of descent and distribution, or (ii) except for an Incentive Stock Option, by gift to any Family Member of the Holder. An Award may be exercisable during the lifetime of the Holder only by such Holder or by the Holder’s guardian or legal representative unless it has been transferred by gift to a Family Member of the Holder, in which case it shall be exercisable solely by such transferee. Notwithstanding any such transfer, the Holder shall continue to be subject to the withholding requirements provided for under Section 17.3 hereof.

Section 17.6           Beneficiary Designations.  Each Holder may, from time to time, name a beneficiary or beneficiaries (who may be contingent or successive beneficiaries) for purposes of receiving any amount which is payable in connection with an Award under the Plan upon or subsequent to the Holder’s death. Each such beneficiary designation shall serve to revoke all prior beneficiary designations, be in a form prescribed by the Company and be effective solely when filed by the Holder in writing with the Company during the Holder’s lifetime. In the absence of any such written beneficiary designation, for purposes of the Plan, a Holder’s beneficiary shall be the Holder’s estate.

Section 17.7           Rule 16b-3.  It is intended that the Plan and any Award made to a person subject to Section 16 of the Exchange Act shall meet all of the requirements of Rule 16b-3. If any provision of the Plan or of any such Award would disqualify the Plan or such Award under, or would otherwise not comply with the requirements of, Rule 16b-3, such provision or Award shall be construed or deemed to have been amended as necessary to conform to the requirements of Rule 16b-3.

Section 17.8           Section 162(m).  It is intended that the Plan shall comply fully with and meet all the requirements of Section 162(m) of the Code so that Awards hereunder which are made to Holders who are “covered employees” (as defined in Section 162(m) of the Code) shall constitute “performance-based” compensation within the meaning of Section 162(m) of the Code. Any Performance Goal(s) applicable to Qualified Performance-Based Awards shall be objective, shall be established not later than ninety (90) days after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for “performance-based” compensation under Section 162(m) of the Code) and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined in the regulations under Section 162(m) of the Code) at the time established.  The Performance Criteria to be utilized under the Plan to establish Performance Goals shall consist of objective tests based on one or more of the following: earnings or earnings per share, cash flow or cash flow per share, operating cash flow or operating cash flow per share revenue growth, product revenue growth, financial return ratios (such as return on equity, return on investment and/or return on assets), share price performance, stockholder return, equity and/or value, operating income, operating margins, earnings before interest, taxes, depreciation and amortization, earnings, pre- or post-tax income, economic value added (or an equivalent metric), profit returns and margins, credit quality, sales growth, market share, working capital levels, comparisons with various stock market indices, year-end cash, debt reduction, assets under management, operating efficiencies, strategic partnerships or transactions (including co-development, co-marketing, profit sharing, joint venture or other similar arrangements), and/or financing and other capital raising transaction.  Performance criteria may be established on a Company-wide basis or with respect to one or more Company business units or divisions or subsidiaries; and either in absolute terms, relative to the performance of one or more similarly situated companies, or relative to the performance of an index covering a peer group of companies.  When establishing Performance Goals for the applicable Performance Period, the Committee may exclude any or all “extraordinary items” as determined under U.S. generally accepted accounting principles including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or non-recurring items, and the cumulative effects of accounting changes, and as identified in the Company’s financial statements, notes to the Company’s financial statements or management’s discussion and analysis of financial condition and results of operations contained in the Company’s most recent annual report filed with the U.S. Securities and Exchange Commission pursuant to the Exchange Act.  Holders who are “covered employees” (as defined in Section 162(m) of the Code) shall be eligible to receive payment under a Qualified Performance-Based Award which is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals are achieved within the applicable Performance Period, as determined by the Committee.  If any provision of the Plan would disqualify the Plan or would not otherwise permit the Plan to comply with Section 162(m) of the Code as so intended, such provision shall be construed or deemed amended to conform to the requirements or provisions of Section 162(m) of the Code.  The Committee may postpone the exercising of Awards, the issuance or delivery of Common Stock under any Award or any action permitted under the Plan to prevent the Company or any subsidiary from being denied a federal income tax deduction with respect to any Award other than an Incentive Stock Option, provided that such deferral satisfies the requirements of Section 409A of the Code.  For purposes of the requirements of Treasury Regulation Section 1.162-27(e)(4)(i), the maximum amount of compensation that may be paid to any Employee under the Plan for a calendar year shall be Ten Million Dollars ($10,000,000).

Section 17.9           Section 409A.  Notwithstanding any other provision of the Plan, the Committee shall have no authority to issue an Award under the Plan with terms and/or conditions which would cause such Award to constitute non-qualified “deferred compensation” under Section 409A of the Code.  Accordingly, by way of example but not limitation, no Option shall be granted under the Plan with a per share Option exercise price which is less than the Fair Market Value of a share of Common Stock on the date of grant of the Option.  Notwithstanding anything herein to the contrary, no Award Agreement shall provide for any deferral feature with respect to an Award which constitutes a deferral of compensation under Section 409A of the Code.  The Plan and all Award Agreements are intended to comply with the requirements of Section 409A of the Code (so as to be exempt therefrom) and shall be so interpreted and construed.

Section 17.10         Indemnification.  Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred thereby in connection with or resulting from any claim, action, suit, or proceeding to which such person may be made a party or may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid thereby in settlement thereof, with the Company’s approval, or paid thereby in satisfaction of any judgment in any such action, suit, or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.  The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-laws, by contract, as a matter of law, or otherwise.

Section 17.11         Other Plans.  No Award, payment or amount received hereunder shall be taken into account in computing an Employee’s salary or compensation for the purposes of determining any benefits under any pension, retirement, life insurance or other benefit plan of the Company or any Affiliate, unless such other plan specifically provides for the inclusion of such Award, payment or amount received.  Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, in cash or property, in a manner which is not expressly authorized under the Plan.

Section 17.12         Limits of Liability.  Any liability of the Company with respect to an Award shall be based solely upon the contractual obligations created under the Plan and the Award Agreement. None of the Company, any member of the Board nor any member of the Committee shall have any liability to any party for any action taken or not taken, in good faith, in connection with or under the Plan.

Section 17.13          Governing Law.  Except as otherwise provided herein, the Plan shall be construed in accordance with the laws of the State of Nevada, without regard to principles of conflicts of law.

Section 17.14         Severability of Provisions.  If any provision of the Plan is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of the Plan, and the Plan shall be construed and enforced as if such invalid or unenforceable provision had not been included in the Plan.

Section 17.15         No Funding.  The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to ensure the payment of any Award.

Section 17.16         Headings. Headings used throughout the Plan are for convenience only and shall not be given legal significance.

Section 17.17         Terms of Award Agreements. Each Award shall be evidenced by an Award Agreement, which Award Agreement, if it provides for the issuance of Common Stock, shall require the Holder to enter into and be bound by the terms of the Company’s Stockholders’ Agreement, if any.  The terms of the Award Agreements utilized under the Plan need not be the same.

Section 17.18         California Information Requirements.  To the extent applicable, the Company shall comply with the information requirements applicable to the Plan pursuant to Section 260.140.46 of the California Code of Regulations.

YONGYE INTERNATIONAL, INC.
XUE YUAN INTL. TOWER NO. 1
1 ZHICHUN RD. SUITE 608
HAIDIAN DISTRICT, BEIJING,CHINA

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1. Election of Directors
Nominees

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01 Zishen Wu 02 Taoran Sun 03 Qiang Zhao 04 Xiaochuan Guo 05 Sean Shao
06 Xindan Li 07 Rijun Zhang

The Board of Directors recommends you vote FOR the following proposal(s):

NOTE: To transact any other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000067159_1 R2.09.05.010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report on Form 10-K, Telephone/Internet insert (BR supplied) is/are available at www.proxyvote.com .

YONGYE INTERNATIONAL, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF SHAREHOLDERS

JUNE 11, 9:00 am (CHINA TIME)

The shareholder(s) hereby appoints Zishen Wu and Sam Yu, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy card and as they shall determine regarding such other business or may properly come before the meeting, all of the shares of Common stock of YONGYE INTERNATIONAL, INC. that the shareholder is entitled to vote at the Annual Meeting of shareholders to be held at 09:00 a.m., PRC Time on June 11, 2010, at the offices of the company at High Tech Economic Development Zone, Hohhot City, Inner Mongolia, PRC and any adjournment or postponement thereof with like effect as if the shareholder were personally present and voting and hereby revokes any proxy or proxies heretofore given.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000067159_2 R2.09.05.010